Security Income Fund
One Security Benefit Place
Topeka, Kansas 66636-0001

Supplement Dated April 7, 2008
to Prospectus Dated May 1, 2007

The Board of Directors of Security Income Fund (the "Fund") has approved the reorganization of its Income Opportunity Fund (the "Acquired Fund") into the High Yield Fund (the "Acquiring Fund") (the "Reorganization"), as indicated in the chart below.

Acquired Fund	Acquiring Fund
Income Opportunity Fund	High Yield Fund

The Board approved the Reorganization because it believes the Reorganization is in the best interests of the fund and its shareholders and will not dilute the interests of Fund shareholders. The Reorganization will be submitted to a vote of the shareholders of the Acquired Fund at a meeting to be held on or about June 6, 2008. In advance of the meeting, a combined proxy statement/prospectus describing the Acquiring Fund and the proposed Reorganization will be mailed to shareholders of record as of April 9, 2008.

If the Reorganization is approved by the shareholders of the Acquired Fund and certain other conditions are satisfied, the assets and liabilities of the Acquired Fund will be transferred to the Acquiring Fund, and shareholders of the Acquired Fund will become shareholders of the Acquiring Fund. Acquired Fund shareholders will receive shares of the Acquiring Fund, having an equivalent net asset value to their investments in the Acquired Fund, in exchange for their shares of the Acquired Fund. If the Reorganization is approved by shareholders of the Acquired Fund, it is expected that the reorganization of the Fund will begin transitioning on June 13, 2008, and the Reorganization will occur effective as of the close of business on July 25, 2008 (the "Closing").

If the Reorganization is approved by shareholders of the Acquired Fund, between June 13, 2008 and July 25, 2008 (the "Transition Period"), the Investment Manager will start managing a portion of the Acquired Fund directly and will appoint Mr. David G. Toussaint, the current portfolio manager of the Acquiring Fund, as the portfolio manager of the portion of the Acquired Fund directly managed by the Investment Manager. In addition, a portion of the Acquired Fund's holdings will be sold for cash by Four Corners, the Acquired Fund's current sub-adviser. The proceeds from these sales will be allocated to the portion of the Acquired Fund's portfolio that will be managed directly by the Investment Manager and will be reinvested in securities that are deemed appropriate for investment by the Acquiring Fund. In effect, the Investment Manager will manage that portion of the Acquired Fund's portfolio similar to the way it manages the Acquiring Fund. During the Transition Period, the Acquired Fund may not be pursuing its investment objective and strategies, and certain previous non-fundamental limitations on permissible investments and investment restrictions may not apply. Furthermore, sales and purchases of securities by the Funds may be made at disadvantageous times, could result in increased transactional costs (all or part of which are ultimately borne by shareholders) and may result in the realization of taxable gains or losses for either or both Funds.

The redemption charge applicable to the Acquired Fund's Class A shares shall be waived, effective immediately.

Please Retain This Supplement For Future Reference